Exhibit 10.60

REYNOLDS AMERICAN INC.

AMENDMENT NO. 3 TO RETENTION TRUST AGREEMENT

This Amendment No. 3 (the “Amendment”) to the Retention Trust Agreement, dated May 13, 1998, as amended by Amendment No. 1, dated October 1, 2006, and Amendment No. 2, dated January 24, 2007 (as so amended, the “Retention Trust”), by and between R.J. Reynolds Holdings, Inc., as successor to RJR Nabisco, Inc. (“RJRTH”), and Wells Fargo Bank, N.A., as successor to Wachovia Bank, N.A. (the “Trustee”), is entered into as of this 7th day of January, 2016.

WITNESSETH:

WHEREAS, pursuant to the provisions of Section 9(a) of the Retention Trust, the parties hereto agree to amend the Retention Trust in accordance with the terms set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	The first sentence of Section 1 of Appendix A to the Retention Trust is hereby deleted in its entirety and the following is substituted in its place:

“Except as otherwise provided in a retention letter agreement between an employee Trust beneficiary and the Employer, this Appendix A to the Trust Agreement is intended to set forth the terms and conditions governing the Payments identified in the Payment Schedule included as Appendix B to the Trust Agreement.”

2.	Section 2(e)(ii) of Appendix A to the Retention Trust is hereby deleted in its entirety and the following is substituted in its place:

“(ii) “Change of Control” shall be defined as such term is defined in the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan as in effect on the date hereof.  A copy of this definition shall be provided to the Trustee.”

3.	Except as otherwise expressly provided in this Amendment, the Retention Trust remains unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first written above.

R.J. REYNOLDS TOBACCO HOLDINGS, INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	SVP and Secretary

WELLS FARGO BANK, N.A.

By:	/s/ Alan C. Frazier
Name:	Alan C. Frazier
Title:	Senior Vice President